Exhibit 99.5(a)

                                                      DSS Direct Connect, L.L.C.

                                                            Financial Statements
       For the periods from inception (March 3, 1998) through September 30, 1998 and the period from October 1, 1998 through June 14, 1999

                                                      DSS Direct Connect, L.L.C.

================================================================================

                                                            Financial Statements
       For the periods from inception (March 3, 1998) through September 30, 1998 and the period from October 1, 1998 through June 14, 1999

                                                      DSS Direct Connect, L.L.C.

                                                                        Contents

================================================================================

Independent Auditor's Report..............................................     1

Balance Sheets............................................................     2

Statements of Operations..................................................     3

Statement of Shareholders' Deficit........................................     4

Statements of Cash Flows..................................................     5

Notes to Financial Statements.............................................6 - 10

Independent Auditors' Report

To The Shareholders of
DSS Direct Connect, L.L.C.

We have audited the accompanying balance sheets of DSS Direct Connect, L.L.C. ("the Company") as of June 14, 1999 and September 30, 1998 and the related statements of operations, shareholders' deficit, and cash flows for the periods from October 1, 1998 through June 14, 1999 and from inception (March 3, 1998) through September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DSS Direct Connect, L.L.C. as of June 14, 1999 and September 30, 1998, and the results of its operations and its cash flows for the periods from October 1, 1998 through June 14, 1999 and from inception (March 3, 1998) through September 30, 1998, in conformity with generally accepted accounting principles.


BDO Seidman, LLP
Seattle, Washington

January 11, 2000

                                                      DSS Direct Connect, L.L.C.

                                                                  Balance Sheets
================================================================================

=======================================================================================================================
                                                                                      June 14,          September 30,
                                                                                        1999                 1998
-----------------------------------------------------------------------------------------------------------------------

ASSETS
Current Assets
  Cash                                                                             $        2,728     $           --
  Accounts receivable                                                                      32,545              7,250
  Prepaid and other assets                                                                  4,600              6,263
  Inventory                                                                                54,345             20,881
-----------------------------------------------------------------------------------------------------------------------

Total Current Assets                                                                       94,218             34,394
-----------------------------------------------------------------------------------------------------------------------

Security Deposits                                                                           2,087              2,500

Furniture and Equipment, net of accumulated depreciation of
  $11,320 and $4,000                                                                      149,198             40,693
-----------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                       $      245,503     $       77,587
=======================================================================================================================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
  Checks issued in excess of deposits                                              $           --     $       22,639
  Accounts payable                                                                         57,483             51,346
  Accrued liabilities                                                                     492,756            161,415
  Current portion of long-term debt                                                       365,000                 --
  Current portion of long-term debt to related party                                      450,000            245,000
-----------------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                                               1,365,239            480,400
-----------------------------------------------------------------------------------------------------------------------

LONG-TERM DEBT TO RELATED PARTY, less current portion                                     300,000            300,000
-----------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                       1,665,239            780,400
-----------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' DEFICIT
  Common stock, $1 par value; 10,000 shares authorized, 5,000 issued and
    outstanding                                                                             5,000              5,000
  Accumulated deficit                                                                  (1,424,736)          (707,813)
-----------------------------------------------------------------------------------------------------------------------

Total Shareholders' Deficit                                                            (1,419,736)          (702,813)
-----------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                                        $      245,503     $       77,587
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                                        Statements of Operations
================================================================================

                                                                                  October 1, 1998       From inception
                                                                                      through           (March 3, 1998)
                                                                                   June 14, 1999      September 30, 1998
------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                        $   861,367      $     114,803

COST OF SALES                                                                       517,251             83,992
------------------------------------------------------------------------------------------------------------------------

Gross Profit                                                                        344,116             30,811
------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  Selling Expenses                                                                  204,583             37,247
  General and administrative                                                        836,824            701,569
------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                                                          1,041,407            738,816
------------------------------------------------------------------------------------------------------------------------

Loss from Operations                                                               (697,291)          (708,005)
------------------------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
  Interest income                                                                        --                 92
  Other income (expense)                                                            (19,632)               100
------------------------------------------------------------------------------------------------------------------------

Total Other Income (Expense)                                                        (19,632)               192
------------------------------------------------------------------------------------------------------------------------

Net Loss                                                                        $  (716,923)     $    (707,813)
========================================================================================================================

Net Loss per Share - Basic and Diluted                                          $   (143.38)     $     (141.56)
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                              Statement of Shareholders' Deficit
================================================================================

                                            Common Stock
                                   -------------------------------    Paid In         Accumulated
                                       Shares          Amount         Capital           Deficit            Total
========================================================================================================================
Issuance of common stock
  for cash                              5,000       $      5,000     $       --      $        --       $     5,000

Net loss                                   --                 --             --         (707,813)         (707,813)
------------------------------------------------------------------------------------------------------------------------

Balance, September 30, 1998             5,000              5,000             --         (707,813)         (702,813)

Net loss                                   --                 --             --         (716,923)         (716,923)
------------------------------------------------------------------------------------------------------------------------

Balance, June 14, 1999                  5,000       $      5,000     $       --      $(1,424,736)      $(1,419,736)
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                                        Statements of Cash Flows
================================================================================

INCREASE (DECREASE) IN CASH

                                                                                  October 1, 1998     From inception
                                                                                      through        (March 3, 1998)
                                                                                   June 14, 1999    September 30, 1998
=======================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                        $      (716,923)   $      (707,813)
  Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation                                                                          7,320              4,000
  Changes in assets and liabilities:
      Accounts receivable                                                                 (25,295)            (7,250)
      Inventory                                                                           (33,464)           (20,881)
      Prepaid and other assets                                                              1,663             (6,263)
      Security deposits                                                                       413             (2,500)
      Checks issued in excess of deposits                                                 (22,639)            22,639
      Accounts payable                                                                      6,137             51,346
      Accrued liabilities                                                                 331,341            161,415
-----------------------------------------------------------------------------------------------------------------------

Net Cash Used in Operating Activities                                                    (451,447)          (505,307)
-----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Payments for acquisition of furniture and equipment                                    (115,825)           (44,693)
-----------------------------------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                                    (115,825)           (44,693)
-----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                                             570,000            545,000
  Proceeds from issuance of common stock                                                       --              5,000
-----------------------------------------------------------------------------------------------------------------------

Net Cash Provided by Financing Activities                                                 570,000            550,000
-----------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Cash                                                             2,728                 --

Cash, beginning of period                                                                      --                 --
-----------------------------------------------------------------------------------------------------------------------

Cash, end of period                                                                $        2,728    $            --
=======================================================================================================================

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid with cash                                                          $         5,614   $            --
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 1:                            Description of Business - DSS Direct Connect,
Description of Business and        L.L.C. ("DSS" or the "Company") was formed on
Summary of Significant             March 3, 1998 for the purpose of selling and
Accounting Policies                installing direct broadcast satellite system
                                   receivers, on behalf of DirecTV, to end
                                   users. The Company obtained a non-exclusive license to sell these systems to single family users in specified markets or cities in Arizona, California, Illinois, Nevada,
                                   Oregon, Texas and Washington. The Company is currently operating in Washington and
                                   Illinois.

                                   The licensing agreement began on April 1, 1998 and has an initial term of 5 years. Within three months of the expiration of the agreement, either party may notify the other of its desire to continue the agreement beyond the initial term. Terms of any extension will be negotiated by the parties at that time.

                                   Inventory - Inventories are valued at the lower of cost or market, which approximates the first-in, first-out method.

                                   Furniture and Equipment- Furniture and
                                   equipment are stated at cost. Depreciation is computed for financial reporting purposes using the straight-line method over estimated useful lives of primarily 3 to 7 years. Replacements and improvements that significantly extend asset lives are capitalized. Leasehold improvements are amortized over 5 years using the straight-line method. Maintenance and repairs are charged to expense as incurred.

                                   Revenue Recognition - The Company recognizes revenue when a receiver system is sold to the consumer. The Company also receives a commission when the consumer opens a new account with DirecTV, which is recognized as revenue when received from DirecTV, as the Company's earning process is completed at that time.

                                   If the consumer does not fulfill their
                                   obligations under the equipment purchase and subscription agreements, the Company will be charged back by DirecTV and the consumer is required to reimburse the Company for any amounts charged back related to their account.

                                   An allowance for potentially uncollectible charge backs has been provided based on the Company's past history.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 1:                            Income Taxes - The Company accounts for
Description of Business and        income taxes in accordance with the
Summary of Significant             provisions of Statement of Financial
Accounting Policies                Accounting Standards No. 109, "Accounting for
(continued)                        Income Taxes," ("SFAS 109"). SFAS 109
                                   requires the recognition of deferred tax assets and liabilities for the expected future income tax consequences of events that have been recognized in a company's financial statements or tax return. Under this method, deferred tax assets and liabilities are determined based on the temporary differences between the financial statement carrying amounts and their tax basis using enacted tax rates in effect in the years in which the temporary differences are expected to reverse. Valuation allowances are provided when management determines that the realization of deferred tax assets fails to meet the more likely than not standard imposed by SFAS 109.

                                   Advertising Expense - The cost of advertising is expensed as incurred. The Company incurred $89,775 and $10,082 in advertising costs during the periods ended June 14, 1999 and September 30, 1998, respectively.

                                   Concentration of Credit Risk and Financial
                                   Instruments - The Company buys its product from local and national companies and distributors throughout the United States and internationally. Net purchases from the Company's two largest vendors represented 99% and 99% of net purchases during the 37 weeks ended June 14, 1999, and from inception (March 3, 1998) to September 30, 1998, respectively.

                                   Use of Estimates - The Company's financial statements are prepared in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.

                                   Loss per Share - SFAS 128, issued in February 1997, requires presentation of basic and diluted earnings per share. Basis earnings per share are computed by dividing net income by the weighted average number of common shares outstanding.

                                   The Company has no common stock equivalents or options outstanding at June 14, 1999 and September 30, 1998.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 1:                            Recent Accounting Pronouncements - New
Description of Business and        accounting pronouncements having relative
Summary of Significant             applicability to the Company include SFAS
Accounting Policies                130, " Reporting Comprehensive Income", SFAS
(continued)                        131, "Disclosures about Segments of an
                                   Enterprise and Related Information", SFAS
                                   133, "Accounting for Derivative Instruments and Hedging Activities", SFAS 137,
                                   "Accounting for Derivative Instruments and
                                   Hedging Activities - Deferral of the
                                   Effective Date of FASB Statement 133 (an amendment of FASB Statement 133). Adoption of these statements did not impact the Company's financial position, results of operations or cash flows and any effect was limited to the form and content of its disclosures.

NOTE 2:                            Furniture and Equipment is comprised of the
Furniture and                      following:
Equipment

                                                                               June 14,        September 30,
                                                                                 1999              1998
                                   ============================================================================
                                   Computer and equipment                  $       78,489     $    16,389
                                   Equipment                                        7,012           3,587
                                   Furniture and Fixtures                          41,965           6,665
                                   Leasehold improvements                          33,052          18,052
                                   ----------------------------------------------------------------------------

                                                                                  160,518          44,693

                                   Accumulated depreciation                       (11,320)         (4,000)
                                   ----------------------------------------------------------------------------

                                   Furniture and Equipment, net            $      149,198     $    40,693
                                   ============================================================================

NOTE 3:                            As of June 14, 1999 and September 30, 1998,
Income Taxes                       the Company had net deferred tax assets of
                                   approximately $243,000 and $240,000 primarily due to loss carry forwards, which begin to expire in 2018. A 100% valuation allowance has been recorded against these deferred tax assets as management has yet to establish that their recovery is more likely than not.

                                                      DSS Direct Connect, L.L.C.

                                                   Notes to Financial Statements

================================================================================

NOTE 4:                                                                                  June 14,
Notes Payable                                                                              1999         September 30, 1998
                                   =========================================================================================
                                   Subordinated notes payable to a related
                                    company, interest at 8%, due March 27,  2001,
                                    payable at maturity.                                $   300,000      $      300,000

                                   Note payable to Shareholder, interest at 15%,
                                    due September 27, 1999, payable at maturity.            100,000             100,000

                                   Note payable to Shareholder, interest at 15%,
                                    due September 27, 1999, payable at maturity.            145,000             145,000

                                   Note payable to Shareholder, interest at 15%,
                                    due September 27, 1999, payable at maturity.            120,000                  --

                                   Note payable to Shareholder, interest at 10%,
                                    due September 27, 1999, payable at maturity.            200,000                  --

                                   Note payable to Shareholder, interest at 10%,
                                     due September 27, 1999, payable at maturity.           250,000                  --
                                   ----------------------------------------------------------------------------------------

                                   Total Long-Term Obligations                            1,115,000             545,000

                                   Current portion                                          815,000             245,000
                                   ----------------------------------------------------------------------------------------

                                   Long-term obligations, less current portion          $   300,000      $      300,000
                                   =========================================================================================

                                   All the notes payable to shareholder
                                   disclosed above were repaid on or shortly after June 15, 1999.

NOTE 5:                            The Company conducts its business operations
Operating Leases                   from facilities that are leased under
                                   agreements which expire at various dates. The
                                   Company also pays a pro rata portion of all common area charges including property taxes, insurance, and maintenance charges. Annual minimum rental commitments under operating leases that have initial or remaining non-cancelable lease terms are as follows:

                                                                                                          Operating
                                   Year ending September 30,                                                  Leases
                                   ----------------------------------------------------------------------------------------
                                         2000                                                             $     395,320
                                         2001                                                                   367,792
                                         2002                                                                   369,914
                                         2003                                                                   372,098
                                         2004                                                                   361,140
                                   ----------------------------------------------------------------------------------------

                                         Future net minimum payments                                      $   1,866,264
                                   ========================================================================================

NOTE 5:                            Rent expense under operating leases was
Operating Leases                   approximately $44,000 and $10,500 for the
(continued)                        period from October 1, 1998 through June 14,
                                   1999 and from inception (March 3, 1998) to September 30, 1998, respectively. Significant increases in future rent expense are expected due to new facilities being leased to allow the Company to expand its operations.

NOTE 6:                            Certain operating expenses are paid by
Related Party Transactions         related parties, which in turn are reimbursed
                                   by the Company. For the period ended June 14, 1999 these expenses were $112,967.

                                   The Company paid key employees under
                                   consulting agreements during the period ended June 14, 1999 and September 30, 1998. The expense of these agreements totaled $205,000 and $56,250, respectively. The consulting agreements terminated on June 14, 1999.

NOTE 7:                            On June 15, 1999, DSS entered into an equity
Subsequent Events                  purchase agreement with Transmedia Europe,
                                   Inc. and Transmedia Asia, Inc. (collectively
                                   "Transmedia Group") to sell and transfer all of the outstanding equity of the Company in exchange for common stock of Transmedia
                                   Group. Additionally Transmedia Group agreed to provide additional working capital up to $3 million in the form of cash and assumption of certain liabilities.

NOTE 8:                            Like other companies, DSS Direct Connect,
Year 2000                          L.L.C. could be adversely affected if the
(Unaudited)                        computer systems its suppliers or customers
                                   use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year
                                   2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc.
                                   While the Company's project to assess and correct Y2K related issues regarding the year
                                   2000 has been completed, and the Company has not experienced any significant Y2K related events, interactions with other companies' systems make it difficult to conclude there will not be future effects. Consequently, at this time, management cannot provide assurances that the Year 2000 issue will not have an impact on the Company's operations.

                          Transmedia Asia Pacific, Inc.

                         Pro-forma Financial Information

Transmedia Asia Pacific, Inc

Pro Forma Consolidated Statement of Operations

                                        Year ended              Pro-forma        Note         Pro-forma
                                       September 30,           Adjustments                    Year ended
                                           1998                                              September 30,
                                         (audited)                                               1998
Revenues                                   $4,667,556                      $0                    $4,667,556

Cost of revenues                           (1,074,103)                      0                    (1,074,103)
                                     -----------------      -----------------             -----------------
Gross Profit                                3,593,453                       0                     3,593,453

S G & A                                    (6,842,906)                      0                    (6,842,906)
                                     -----------------      -----------------             -----------------
Loss from operations                       (3,249,453)                      0                    (3,249,453)

Share of losses from
affiliated companies                       (1,186,734)               (744,037)   2 & 3           (1,930,771)

Interest expense                             (277,751)                      0                      (277,751)

Interest income                                19,249                       0                        19,249
                                     -----------------      -----------------             -----------------
Loss before tax                            (4,694,689)               (744,037)                   (5,438,726)

Income tax                                   (188,198)                      0                      (188,198)

Minority interest                             143,076                       0                       143,076
                                     -----------------      -----------------             -----------------
Net loss                                   (4,739,811)               (744,037)                   (5,483,848)
                                     -----------------      -----------------             -----------------

Net loss per common
share                                           (0.27)                  (0.28)                        (0.27)

Weighted average
number of common
shares outstanding                         17,691,690               2,653,242    4               20,344,932

Transmedia Asia Pacific, Inc

Pro Forma Consolidated Statement of Operations


                                       6 mths ended            Proforma       Note          Proforma
                                      March 31, 1999         adjustments                  6 mths ended
                                                                                         March 31, 1999
Revenues                                    $2,034,869                   $0                   $2,034,869

Cost of revenues                              (411,288)                   0                     (411,288)
                                      -----------------     ---------------             -----------------
Gross Profit                                 1,623,581                    0                    1,623,581

S G & A                                     (3,060,193)                   0                   (3,060,193)
                                      -----------------     ---------------             -----------------
Loss from operations                        (1,436,612)                   0                   (1,436,612)

Share of losses from affiliated
Companies                                        5,692             (591,286)  2 & 3             (585,594)

Interest expense                              (214,782)                   0                     (214,782)

Interest income                                      0                    0                            0
                                      -----------------     ---------------             -----------------
Loss before tax                             (1,645,702)            (591,286)                  (2,236,988)

Income tax                                      71,793                    0                       71,793

Minority interest                               (4,309)                   0                       (4,309)
                                      -----------------     ---------------             -----------------
Net loss                                    (1,578,218)            (591,286)                  (2,169,504)
                                      -----------------     ---------------             -----------------

Net loss per common share                        (0.08)               (0.13)                       (0.08)

Weighted average number
of common shares
Outstanding                                 20,116,426            4,589,732                   24,706,158


Transmedia Asia Pacific, Inc

Pro Forma Consolidated Balance Sheet

                                                As of                  Proforma        Note         As of
                                             September 30,           adjustments                  Proforma
                                                 1998                                           September 30,
                                              (audited)                                             1998
ASSETS
Current Assets
Cash and cash equivalents                         $1,504,921                                          $1,504,921
Trade accounts receivable                            446,193                                             446,193
Restaurant credits                                   195,548                                             195,548
Amounts due from related parties                     591,916                                             591,916
Prepaid & other assets                                26,394                                              26,394
                                          ------------------      ------------------           -----------------
Total current assets                               2,764,972                       0                   2,764,972
                                          ------------------      ------------------          ------------------
Non-current assets
Invest in affiliated companies                     2,877,728               5,294,784   2 & 3           8,172,512
Property and equipment                               240,269                                             240,269
Goodwill, net of amortization                      3,759,284                                           3,759,284
Other intangibles                                  1,073,297                                           1,073,297
Other assets                                         243,212                                             243,212
                                          ------------------      ------------------          ------------------
Total non-current assets                           8,193,790               5,294,784                  13,488,574
                                          ------------------      ------------------          ------------------

TOTAL ASSETS                                      10,958,762               5,294,784                  16,253,546
                                          ------------------      ------------------          ------------------

Liabilities and Stockholders' Equity
Current Liabilities
Trade accounts payable                               538,708                                             538,708
Deferred income                                      467,588                                             467,588
Accrued liabilities                                  990,672                                             990,672
Sign-on fees payable                                 296,500                                             296,500
Amts from/(to) related parties                     3,924,386                                           3,924,386
Notes payable                                      1,615,000                                           1,615,000
Bank line of credit
                                          ------------------      ------------------          ------------------
Total current liabilities                          7,832,854                       0                   7,832,854
                                          ------------------      ------------------          ------------------

Minority interest                                    629,784                 629,784                     629,784
                                          ------------------      ------------------          ------------------

Stockholders equity
Common stock                                             196                      46    1                    242
Additional paid in capital                        14,823,648               6,038,775    1             20,862,423
Cumulative foreign currency adjust                 (211,268)                                           (211,268)
Accumulated deficit                             (12,116,452)               (744,037)  2 & 3         (12,860,489)

                                          ------------------      ------------------          ------------------
Total stockholders' equity                         2,496,124               5,294,784                   7,790,908
                                          ------------------      ------------------          ------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                              10,958,762               5,924,568                  16,253,546
                                          ------------------      ------------------           -----------------

Transmedia Asia Pacific, Inc

Pro Forma Consolidated Balance Sheet


                                                As of                  Proforma       Note          As of
                                            March 31, 1999           adjustments                  Proforma
                                              (audited)                                        March 31, 1999
ASSETS
Current Assets
Cash and cash equivalents                         $1,066,091                                          $1,066,091
Trade accounts recev                                 167,590                                             167,590
Restaurant credits                                   191,602                                             191,602
Amounts due from related parties                     403,921                                             403,921
Prepaid & other assets                               174,827                                             174,827
                                          ------------------      ------------------           -----------------
Total current assets                               2,004,031                       0                   2,004,031
                                          ------------------      ------------------          ------------------
Non-current assets
Invest in affiliated companies                     2,981,722               4,703,498  2 & 3            7,685,220
Property and equipment                               200,917                                             200,917
Goodwill, net of amortization                      4,314,000                                           4,314,000
Other intangibles                                  1,016,661                                           1,016,661
Other assets                                         479,177                                             479,177

                                          ------------------      ------------------          ------------------
Total non-current assets                           8,992,477               4,703,498                  13,695,975
                                          ------------------      ------------------          ------------------

TOTAL ASSETS                                      10,996,508               4,703,498                  15,700,006
                                          ------------------      ------------------          ------------------

Liabilities and Stockholders' Equity
Current Liabilities
Bank line of credit
Trade accounts payable                               909,396                                             909,396
Deferred income                                      286,076                                             286,076
Accrued liabilities                                  722,212                                             722,212
Sign-on fees payable                                                                                           0
Amts from/(to)to related parties                   1,605,490                                           1,605,490
Notes payable                                      4,855,672                                           4,855,672

                                          ------------------      ------------------          ------------------
Total current liabilities                          8,378,846                       0                   8,378,846
                                          ------------------      ------------------          ------------------

Minority interest                                     20,772                                              20,772
                                          ------------------      ------------------          ------------------

Stockholders equity
Common stock                                             210                      46    1                    256
Additional paid in capital                        16,330,165               6,038,775    1             22,368,940
Cumulative foreign currency adjust                  (23,798)                                            (23,798)
Accumulated deficit                             (13,709,687)             (1,335,323)  2 & 3         (15,045,010)

                                          ------------------      ------------------          ------------------
Total stockholders' equity                         2,596,890               4,703,498                   7,300,388
                                          ------------------      ------------------          ------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                              10,996,508               4,703,498                  15,700,006
                                          ------------------      ------------------           -----------------

Transmedia Asia Pacific, Inc
DBS - Pro Forma Adjustments

Acquisitioon of 50% of the Common stock of DBS is accounted for using the equity method as effective control over DBS is exercised by Transmedia Europe, Inc.

Note 1: To record the cost of the acquisition of 50% of the common stock of DBS

                                                                                   September 30,        March 31,
                                                                                       1998               1999
          Common stock (4,589,732 shares at $.00001 per share)                             $46                $46
          Additional paid-in capital                                                 6,038,775          6,038,775
                                                                                     ---------          ---------
          Total contribution                                                         6,038,821          6,038,821
                                                                                     ---------          ---------

Note 2: To record the equity profits of DBS for period and 6 months to September
30, 1998 and March 31, 1999

          Loss for period March 3, (date of inception) through
          September 30, 1998                                                        $(707,813)
                                                                                    ---------
          Company's share of profits (50%)                                           (353,907)
                                                                                    ---------

          Loss for the 6 months to March 31, 1999                                                       (507,704)
                                                                                                        --------

          Company's share of profits (50%)                                                              (253,852)
                                                                                                        --------

Note 3: To record amortisation of goodwill on acquisition of DBS

          Net liabilities acquired                                                 (1,419,736)
                                                                                   ----------

          Company's share (50%)                                                      (709,868)

          Consideration                                                             6,038,821
                                                                                   ----------
          Goodwill                                                                  6,748,689
                                                                                   ----------
`          Amortization period - 10 years

          Amortization charge for period from March 3, 1998 (date of
             inception) through September 30, 1998                                    390,130

          Amortization for 6 months to March 31, 1999                                                    337,434

Note 4: Increase in Weighted average number of shares

          Shares issued

          Weighted average - for period from March 3, 1999 to September
          30, 1998 =211/365 X 4,589,732                                             2,653,242          4,589,732